UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  April 22, 2005
                                                       --------------

                           Interleukin Genetics, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             000-23413                                 94-3123681
--------------------------------------------------------------------------------
     (Commission File Number)               (IRS Employer Identification No.)


              135  Beaver Street Waltham, MA                       02452
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)               (Zip Code)

                                 (781) 398-0700
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The Registrant is furnishing its press release dated April 26, 2005, relating to its restated earnings for the fiscal years and fourth fiscal quarters ended December 31, 2003 and 2004 and announcing the filing of its Annual Report on Form 10-K for the year ended December 31, 2004. The text of that press release is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Review.

On April 22, 2005, management of the Registrant concluded in consultation with the Registrant's Audit Committee that previously issued audited financial statements of the Registrant included in its Form 10-K for the year ended December 31, 2003 and previously issued unaudited interim financial statements included in the Forms 10-Q for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004, should no longer be relied upon due to the incorrect classification of transactions entered into with Alticor Inc. and its affiliates. Management and the Audit Committee have discussed this matter with the Registrant's independent registered public accounting firm.

The Registrant has reflected the effects of the restatement of its financial statements for the year ended December 31, 2003 and the 2004 quarterly financial statements in its Annual Report on Form 10-K for the year ended December 31, 2004 (as filed with the Securities and Exchange Commission on April 26, 2005).

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.           Description
-----------           -----------
     99.1             Press Release dated April 26, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Interleukin Genetics, Inc.
                                    --------------------------
                                    (Registrant)



Date: April 26, 2005                /s/ Fenel M. Eloi
                                    --------------------------
                                    Fenel M. Eloi
                                    Chief Operating Officer,
                                    Chief Financial Officer,
                                    Treasurer and Secretary